STATE ATTORNEY
DX 298 PRETORIA

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE NO: CCT 48/2013

In the matter between:-

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FRESS STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Firth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Nineth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent
CASHPAYMASTER SERVICE (PTY) LTD	Third Respondent

EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent
ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eighth Respondent
PENSION MANAGEMENT (PTY) LTD	Nineth Respondent
MASINGITA FINANCIAL SERVICE (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent

FILING SHEET

DOCUMENT : 1. PROGRESS REPORT ON THE IMPLEMENTATION OF THE CONCOURT JUDGMENT

2. MEDIA RELEASE ON THE IMPLEMENTATION OF THE CONCOURT JUDGMENT

FILED BY : 1ST AND 2ND RESPONDENTS' ATTORNEYS
THE STATE ATTORNEY

19TH FLOOR
255 SCHOEMAN STREET
PRETORIA
PRIVATE BAG X91
PRETORIA

Ref:	1007/12/Z1/MM
Tel:	012 309 1501/02
Fax:	012 328 2662/3
Dx:	298 PRETORIA
Enq:	**MS DIKELEDI MOLEPO**

TO : THE REGISTRAR OF THE
CONSTITUTIONAL COURT
BRAAMFONTEIN

PROGRESS REPORT TO THE CONSTITUTIONAL COURT

IMPLEMENTATION OF THE CONSTITIONAL COURT JUDGEMENT

1. BACKGROUND

On 03 February 2012, the South African Social Security Agency (SASSA) entered into a contract for the payment of social grants with Cash Paymaster Services (Pty) Ltd (CPS). The payment model introduced with this contract as per the Request for Proposal, was based on biometric authentication for enrolment and payment, using a smart card which is able to operate in the National Payment System.

Subsequent to the award of the tender to CPS, one of the unsuccessful bidders, ALLPAY challenged the award of the contract to CPS. Final judgment was given by the Constitutional Court on 17 April 2014, wherein the awarding of the tender by SASSA to CPS was declared constitutionally invalid, with the declaration of invalidity being suspended pending the re-run of a new tender process by SASSA. The order of the Constitutional Court, amongst others, was that SASSA must initiate a new tender process for the payment of social grants within 30 days of the order.

The purpose of this document is to provide the Constitutional Court with a progress report regarding the implementation of the Constitutional Court judgement as per SASSA's interpretation of the said judgement, and the processes to be followed going forward.

2. ASPECTS OF THE CONSTITUTIONAL COURT ORDER THAT WILL HAVE A BEARING ON THE NEW TENDER

2.1. Bid Evaluation and Adjudication Committees

The Court ordered that a new and independent Bid Evaluation Committee and Bid Adjudication Committee must be appointed to evaluate and adjudicate the new tender process.[1] SASSA's understanding is that by "new and independent" Bid Evaluation and Adjudication Committees, the Constitutional Court meant that the BEC and the BAC for the new tender, must not comprise the officials who were members of BEC and BAC of the tender process which was found to have been invalid.

2.2. Initiation of a new tender process

The Court ordered that SASSA must initiate a new tender process for the payment of social grants within 30 days of the order.[2] The "within 30 days" (court days) of the order, is understood to mean the period from the court order until 5 June 2014. SASSA has, as indicated by the steps listed below initiated the new tender process.

[1] Remedies Judgement at paragraph [78] 3.3

[2] Paragraph [78] 3 of the remedies judgement

SASSA intended to take over the payment of social grants after the expiry of the current contract in 2017. However, the Court has ordered that a new tender be put out for a contract lasting not less than a period of 5 years. In addition as per the constitutional court judgement, if after testing the market through a new tender, the proposals emanating from this process does not offer appropriate/workable solutions, or poses risks to the timeous and regular payments of grants, SASSA is not obliged by the Court Order to award the new tender

2.3. Filing of a status report[3]

As per the Court Order, SASSA is required to file quarterly status reports with the Registrar, after the evaluation and adjudication process has commenced. Status reports will be filed on the first Monday in January, April, July and October every year after both the evaluation and adjudication processes until the process has been finalised. This report seeks to keep the Court informed about the initiation processes that SASSA has undertaken to date. In addition SASSA will publish a media release notifying the public of the implementation of the Court Order and to apprise the beneficiaries of the process and to assure them that the payment of grants will not be disrupted.

3. PROGRESS MADE SINCE THE JUDGEMENT

SASSA has taken the following steps pursuant to the granting of the Order:

30 April 2014	SASSA consulted with its legal team that represented it in this matter for clarity on certain aspects of the court order.
09 May 2014	the Department of Social Development (DSD) sought an analysis of the judgement from their legal advisors
09 May 2014	Initiated discussions with the Office of the Chief Procurement Officer (National Treasury)
19 May 2014	Discussion with SASSA Executive Committee (EXCO)
20 May 2014	SASSA, DSD and members of the Ministerial Advisory Committee held a workshop on critical aspects to be addressed in the new tender
22 May 2014	Concept document regarding the implementation process developed
26 May 2014	Appointment of the Bid Specification Committee (BSC)

The draft specification will be quality assured by the Office of the Chief Procurement Officer prior to it being published.

[3] Paragraph [78] 3.3 of the remedies judgement

4. PROPOSED TIME LINES FOR THE TENDER PROCESS

The table below indicates the high level plan for the tender process, with the time periods starting from the date of the Constitutional Court judgement.

Activity	Time Period
Pre-planning including consultations	1 ½ months
Compilation of Bid Specification Document	2 months
Advertisement, compulsory briefing and submission process	3 Months
Evaluation process[4]	3 months
Adjudication process and recommendation of preferred bidder(s)	1 month
Awarding	1 month

It is envisaged that the appointment of the Bid Adjudication and Bid Evaluation Committees will take place simultaneously while the specifications are being drafted.

The Constitutional Court is requested to consider the progress made in the implementation of the Court Order.

[4] The time frame will be dependent on the number of bid/respondents to the RFP

sassa

SOUTH AFRICAN SOCIAL SECURITY AGENCY

MEDIA RELEASE ON THE IMPLEMENTATION OF THE CONSTITUTIONAL COURT JUDGMENT IN THE MATTER BETWEEN: ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD AND THE SOUTH AFRICAN SOCIAL SECURITY AGENCY (SASSA) AND OTHERS

1. SASSA PUBLISHES THIS MEDIA RELEASE FOR THE PURPOSE OF INFORMING THE PUBLIC AND IN PARTICULAR ALL SOCIAL GRANT BENEFICIARIES ON THE IMPLEMENTATION OF THE ABOVE JUDGMENT WHICH WAS GRANTED ON 17 APRIL 2014.
2. THE CONSTITUTIONAL COURT DECLARED THE TENDER PROCESS AND THE SUBSEQUENTLY AWARDED CONTRACT BETWEEN SASSA AND CASH PAYMASTER SERVICES ("CPS") CONSTITUTIONALLY INVALID.
3. THE COURT, NOTWITHSTANDING ITS DECLARATION OF INVALIDITY, DECIDED NOT TO SET ASIDE THE CONTRACT; BUT ORDERED THAT A NEW TENDER PROCESS BE INITIATED WITHIN 30 DAYS OF THE COURT ORDER. THE DECLARATION OF INVALIDITY IS SUSPENDED UNTIL SUCH TIME SASSA FINALISES THE NEW TENDER PROCESS. IN THE EVENT OF SASSA DECIDING NOT TO AWARD A NEW TENDER, THE DECLARATION OF INVALIDITY OF THE CONTRACT WITH CPS WILL BE SUSPENDED UNTIL THE DATE OF EXPIRY OF THE CONTRACT.
4. THE PUBLIC IS HEREWITH NOTIFIED THAT SASSA HAS STARTED TAKING THE STEPS NECESSARY TO INITIATE A NEW TENDER PROCESS.
5. SASSA ASSURES SOCIAL GRANT BENEFICIARIES THAT, AS ORDERED, THE IMPLEMENTATION OF THE CONSTITUTIONAL COURT ORDER WILL NOT INTERRUPT THE PAYMENT OF SOCIAL GRANTS.